                                                                    Exhibit 10.5

WHEN RECORDED RETURN TO:
VINSON & ELKINS L.L.P.
2300 First City Tower
1001 Fannin Street
Houston, TX 77002-6760
Attn: Linda C. Daugherty


                            MORTGAGE, DEED OF TRUST,
                  ASSIGNMENT OF PRODUCTION, SECURITY AGREEMENT
                             AND FINANCING STATEMENT

                                      FROM

                               EEX OPERATING L.P.,

                                       TO

                             ROBERT C. MERTENSOTTO,
                                   AS TRUSTEE

                               FOR THE BENEFIT OF

                              JPMORGAN CHASE BANK,
                            as Administrative Agent,
                                   and Others

              A CARBON, PHOTOGRAPHIC, OR OTHER REPRODUCTION OF THIS
               INSTRUMENT IS SUFFICIENT AS A FINANCING STATEMENT.

THIS INSTRUMENT CONTAINS AFTER-ACQUIRED PROPERTY PROVISIONS.

THIS INSTRUMENT SECURES PAYMENT OF FUTURE ADVANCES.

THIS INSTRUMENT COVERS PROCEEDS OF MORTGAGED PROPERTY.

THIS INSTRUMENT COVERS MINERALS AND OTHER SUBSTANCES OF VALUE WHICH MAY BE EXTRACTED FROM THE EARTH (INCLUDING WITHOUT LIMITATION OIL AND GAS) AND ACCOUNTS ARISING OUT OF THE SALE OF OIL, GAS AND OTHER MINERALS AT THE WELLHEADS OF THE WELL OR WELLS LOCATED ON THE PROPERTIES DESCRIBED IN THE EXHIBITS HERETO. THIS FINANCING STATEMENT IS TO BE FILED OR FILED FOR RECORD, AMONG OTHER PLACES, IN THE REAL ESTATE RECORDS OR SIMILAR RECORDS OF THE COUNTY RECORDERS OF THE COUNTIES LISTED ON THE EXHIBITS HERETO. THE MORTGAGOR HAS AN INTEREST OF RECORD IN THE REAL ESTATE CONCERNED, WHICH INTEREST IS DESCRIBED IN THE EXHIBITS ATTACHED HERETO.

PORTIONS OF THE MORTGAGED PROPERTY ARE GOODS WHICH ARE OR ARE TO BECOME AFFIXED TO OR FIXTURES ON THE LAND DESCRIBED IN OR REFERRED TO IN THE EXHIBITS HERETO. THIS FINANCING STATEMENT IS TO BE FILED FOR RECORD OR RECORDED, AMONG OTHER PLACES, IN THE REAL ESTATE RECORDS OR SIMILAR RECORDS OF EACH COUNTY IN WHICH SAID LAND OR ANY PORTION THEREOF IS LOCATED. THE MORTGAGOR IS THE OWNER OF RECORD INTEREST IN THE REAL ESTATE CONCERNED. THIS INSTRUMENT IS ALSO TO BE INDEXED IN THE INDEX OF FINANCING STATEMENTS.

                                TABLE OF CONTENTS

                                                                                      Page
ARTICLE I GRANT OF LIEN AND INDEBTEDNESS SECURED
 Section 1.01   Grant of Liens ......................................................   1
 Section 1.02   Grant of Security Interest ..........................................   4
 Section 1.03   Indebtedness Secured ................................................   4
 Section 1.04   Pro Rata Benefit ....................................................   5
 Section 1.05   Defined Terms .......................................................   5
ARTICLE II ASSIGNMENT OF PRODUCTION
 Section 2.01   Assignment ..........................................................   5
 Section 2.02   Rights Under Texas Act ..............................................   6
 Section 2.03   No Modification of Payment Obligations ..............................   6
ARTICLE III REPRESENTATIONS, WARRANTIES AND COVENANTS
 Section 3.01   Title ...............................................................   7
 Section 3.02   Defend Title ........................................................   7
 Section 3.03   Not a Foreign Person ................................................   7
 Section 3.04   Power to Create Lien and Security ...................................   7
 Section 3.05   Revenue and Cost Bearing Interest ...................................   8
 Section 3.06   Rentals Paid; Leases in Effect ......................................   8
 Section 3.07   Operation By Third Parties ..........................................   8
 Section 3.08   Abandon, Sales ......................................................   8
 Section 3.09   Failure to Perform ..................................................   8
ARTICLE IV RIGHTS AND REMEDIES
 Section 4.01   Event of Default ....................................................   9
 Section 4.02   Foreclosure and Sale ................................................   9
 Section 4.03   Substitute Trustees and Agents ......................................  10
 Section 4.04   Judicial Foreclosure; Receivership ..................................  10
 Section 4.05   Foreclosure for Installments ........................................  10
 Section 4.06   Separate Sales ......................................................  11
 Section 4.07   Possession of the Mortgaged Property ................................  11
 Section 4.08   Occupancy After Foreclosure .........................................  11
 Section 4.09   Remedies Cumulative, Concurrent and Nonexclusive ....................  12
 Section 4.10   No Release of Obligations ...........................................  12
 Section 4.11   Release of and Resort to Collateral .................................  12
 Section 4.12   Waiver of Redemption, Notice and Marshalling of Assets, Etc .........  12
 Section 4.13   Discontinuance of Proceedings .......................................  13
 Section 4.14   Application of Proceeds .............................................  13
 Section 4.15   Resignation of Operator .............................................  13
 Section 4.16   Indemnity ...........................................................  14
ARTICLE V THE TRUSTEE
 Section 5.01   Duties, Rights, and Powers of Trustee ...............................  15
 Section 5.02   Successor Trustee ...................................................  15
 Section 5.03   Retention of Moneys .................................................  15
ARTICLE VI MISCELLANEOUS
 Section 6.01   Instrument Construed as Mortgage, Etc ...............................  16

Section 6.02   Release of Mortgage; Release Upon Partial Payment ...............  16
Section 6.03   Severability ....................................................  16
Section 6.04   Successors and Assigns of Parties ...............................  16
Section 6.05   Satisfaction of Prior Encumbrance ...............................  16
Section 6.06   Subrogation of Trustee ..........................................  17
Section 6.07   Nature of Covenants .............................................  17
Section 6.08   Notices .........................................................  17
Section 6.09   Counterparts ....................................................  17
Section 6.10   Governing Law ...................................................  17
Section 6.11   Financing Statement .............................................  17
Section 6.12   Exculpation Provisions ..........................................  18
Section 6.13   References ......................................................  19

Exhibit A - Hydrocarbon Property

                       MORTGAGE, DEED OF TRUST, ASSIGNMENT
            OF PRODUCTION, SECURITY AGREEMENT AND FINANCING STATEMENT

     This MORTGAGE, DEED OF TRUST, ASSIGNMENT OF PRODUCTION, SECURITY AGREEMENT AND FINANCING STATEMENT (this "Mortgage") is entered into as of the Effective Date (as hereinafter defined) by EEX OPERATING L.P., a Texas limited partnership (the "Mortgagor"), for the benefit of JPMORGAN CHASE BANK, as Administrative Agent (in such capacity, together with its successors in such capacity, the "Mortgagee"), and the Lenders and the other holders of the Indebtedness (as hereinafter defined).

                                 R E C I T A L S

     A. On even date herewith, EEX Operating L.P., as the "Borrower" under the Credit Agreement (as hereinafter defined), and EEX Corporation (together with the Borrower, each an "Obligor") are executing a certain Credit Agreement (such agreement, as may from time to time be amended or supplemented, called the "Credit Agreement") pursuant to which, upon the terms and conditions stated therein, the Lenders agree to make loans to the Borrower.

     B. Mortgagee has conditioned its obligations under the Credit Agreement upon the execution and delivery by Mortgagor of this Mortgage, and Mortgagor has agreed to enter into this Mortgage.

     C. Therefore, in order to comply with the terms and conditions of the Credit Agreement and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Mortgagor hereby agrees with Mortgagee as follows:

                                    ARTICLE I

                     GRANT OF LIEN AND INDEBTEDNESS SECURED

     Section 1.01 Grant of Liens. To secure payment of the Indebtedness and the performance of the covenants and obligations herein contained, the Mortgagor does by these presents hereby GRANT, BARGAIN, SELL, ASSIGN, MORTGAGE, TRANSFER and CONVEY unto Robert C. Mertensotto of Houston, Texas, as Trustee, whose address for notice hereunder is JPMorgan Chase Bank, 600 Travis, 20th Floor, Houston, Texas 77002 (the "Trustee") and Trustee's successors and substitutes in trust hereunder, in trust for the use and benefit of the Mortgagee, the real and personal property, rights, titles, interests and estates described in the following paragraphs (a) through (h) (collectively called the "Mortgaged Property"):

     (a) All rights, titles, interests and estates now owned or hereafter acquired by the Mortgagor in and to the oil and gas leases and/or oil, gas and other mineral leases and other interests and estates and the lands and premises covered or affected thereby which are described on Exhibit A hereto (collectively called the "Hydrocarbon Property") or which Hydrocarbon Property is otherwise referred to herein, and specifically, but without limitation, the undivided interests of the Mortgagor which are more particularly described on attached Exhibit A.

     (b) All rights, titles, interests and estates now owned or hereafter acquired by the Mortgagor in and to (i) the properties now or hereafter pooled or unitized with the Hydrocarbon Property; (ii) all presently existing or future unitization, communitization, pooling agreements and declarations of pooled units and the units created thereby (including, without limitation, all units created under orders, regulations, rules or other official acts of any Federal, State or other governmental body or agency having jurisdiction and any units created solely among working interest owners pursuant to operating agreements or otherwise) which may affect all or any portion of the Hydrocarbon Property including, without limitation, those units which may be described or referred to on attached Exhibit A; (iii) all operating agreements, production sales or other contracts, farmout agreements, farm-in agreements, area of mutual interest agreements, gas balancing agreements, equipment leases and other agreements described or referred to in this Mortgage or which relate to (A) any of the Hydrocarbon Property or interests in the Hydrocarbon Property described or referred to herein or on attached Exhibit A or (B) the production, sale, purchase, exchange, processing, handling, storage, transporting or marketing of the Hydrocarbons (as hereinafter defined) from or attributable to such Hydrocarbon Property or interests; (iv) all geological, geophysical, engineering, accounting, title, legal and other technical or business data concerning the Mortgaged Property, the Hydrocarbons or any other item of Property which are in the possession of the Mortgagor and in which the Mortgagor can grant a security interest without violating any restrictions on assignment therein, and all books, files, records, magnetic media, computer records and other forms of recording or obtaining access to such data; and (v) the Hydrocarbon Property described on attached Exhibit A and covered by this Mortgage even though the Mortgagor's interests therein be incorrectly described or a description of a part or all of such Hydrocarbon Property or the Mortgagor's interests therein be omitted; it being intended by the Mortgagor and the Mortgagee herein to cover and affect hereby all interests which the Mortgagor may now own or may hereafter acquire in and to the Hydrocarbon Property notwithstanding that the interests as specified on Exhibit A may be limited to particular lands, specified depths or particular types of property interests.

     (c) All rights, titles, interests and estates now owned or hereafter acquired by the Mortgagor in and to all oil, gas, casinghead gas, condensate, distillate, liquid hydrocarbons, gaseous hydrocarbons and all products refined therefrom and all other minerals (collectively called the "Hydrocarbons") which may be produced and saved from or attributable to the Hydrocarbon Property, the lands pooled or unitized therewith and the Mortgagor's interests therein, including all oil in tanks and all rents, issues, profits, proceeds, products, revenues and other income from or attributable to the Hydrocarbon Property, the lands pooled or unitized therewith and the Mortgagor's interests therein which are subjected or required to be subjected to the liens and security interests of this Mortgage.

     (d) All tenements, hereditaments, appurtenances and properties in anywise appertaining, belonging, affixed or incidental to the Hydrocarbon Property, rights, titles, interests and estates described or referred to in paragraphs (a) and (b) above, which are now owned or which may hereafter be acquired by the Mortgagor, including, without limitation, any and all property, real or personal, now owned or hereafter acquired and situated upon, used, held for use, or useful in connection with the operating, working or development of any of such Hydrocarbon Property or the lands pooled or unitized therewith (excluding drilling rigs, trucks, automotive equipment or other personal property which may be taken to the premises for the purpose of drilling a well or for other similar temporary uses) and including any and all oil wells, gas wells, injection wells or other wells, buildings, structures, off-shore production or drilling platforms and related equipment (both above and below the surface), field separators, liquid extraction plants, plant compressors, pumps, pumping units, pipelines, sales and flow lines, gathering systems, field gathering systems, salt water disposal facilities, tanks and tank batteries, fixtures, valves, fittings, machinery and parts, engines, boilers, meters, apparatus, equipment, appliances, tools, implements, cables, wires, towers, casing, tubing and rods, surface leases, rights-of-way, easements, servitudes, licenses and other surface and subsurface rights together with all additions, substitutions, replacements, accessions and attachments to any and all of the foregoing properties.

     (e) Any property that may from time to time hereafter, by delivery or by writing of any kind, be subjected to the lien and security interest hereof by the Mortgagor or by anyone on the Mortgagor's behalf; and Trustee is hereby authorized to receive the same at any time as additional security hereunder.

     (f) All of the rights, titles and interests of every nature whatsoever now owned or hereafter acquired by the Mortgagor in and to the Hydrocarbon Property rights, titles, interests and estates and every part and parcel thereof, including, without limitation, the Hydrocarbon Property rights, titles, interests and estates as the same may be enlarged by the discharge of any payments out of production or by the removal of any charges or Permitted Encumbrances (as hereinafter defined in Section 3.01) to which any of the Hydrocarbon Property rights, titles, interests or estates are subject, or otherwise; all rights of the Mortgagor to liens and security interests securing payment of proceeds from the sale of production from the Mortgaged Property, including, without limitation, those liens and security interests provided in Tex. Bus. & Com. Code Ann, as amended from time to time (the "Applicable UCC"),
(S)9.343; together with any and all renewals and extensions of any of the Hydrocarbon Property rights, titles, interests or estates; all contracts and agreements supplemental to or amendatory of or in substitution for the contracts and agreements described or mentioned above; and any and all additional interests of any kind hereafter acquired by the Mortgagor in and to the Hydrocarbon Property rights, titles, interests or estates.

     (g) All of Mortgagor's right, title and interest now owned or hereafter acquired in and to any commodity, interest rate or currency swap, cap, floor, collar, forward agreement, including fixed price forward physical delivery contracts, or other exchange or protection agreements or any option with respect to any such transaction.

     (h) All accounts, contract rights, equipment, fixtures, inventory, general intangibles, insurance contracts and insurance proceeds constituting a part of, relating to or arising out of those portions of the Mortgaged Property which are described in paragraphs (a) through (g) above and all proceeds and products of all such portions of the Mortgaged Property and payments in lieu of production (such as "take or pay" payments), whether such proceeds or payments are goods, money, documents, instruments, chattel paper, securities, accounts, general intangibles, fixtures, real property or other assets.

     Any fractions or percentages specified on attached Exhibit A in referring to the Mortgagor's interests are solely for purposes of the warranties made by the Mortgagor pursuant to Section 3.01 and Section 3.05 hereof and shall in no manner limit the quantum of interest affected by this Section 1.01 with respect to any Hydrocarbon Property or with respect to any unit or well identified on said Exhibit A.

     TO HAVE AND TO HOLD the Mortgaged Property unto the Trustee and to his successors and assigns forever to secure the payment of the Indebtedness and to secure the performance of the covenants, agreements, and obligations of the Mortgagor herein contained.

     Section 1.02 Grant of Security Interest. To further secure the Indebtedness, the Mortgagor hereby grants to the Mortgagee for its benefit and the benefit of the Lenders and the other holders of the Indebtedness, a security interest in and to the Mortgaged Property (whether now or hereafter acquired by operation of law or otherwise) insofar as the Mortgaged Property consists of equipment, accounts, chattel paper, documents, instruments, goods, supporting obligations, general intangibles, insurance contracts, insurance proceeds, inventory, Hydrocarbons, fixtures, proceeds and any and all other personal property of any kind or character defined in and subject to the provisions of the Applicable UCC, including the proceeds and products from any and all of such personal property. Upon the happening of any Event of Default, the Mortgagee is and shall be entitled to all of the rights, powers and remedies afforded a secured party by the Applicable UCC with reference to the personal property and fixtures in which the Mortgagee has been granted a security interest herein, or the Trustee or the Mortgagee may proceed as to both the real and personal property covered hereby in accordance with the rights and remedies granted under this Mortgage in respect of the real property covered hereby. Such rights, powers and remedies shall be cumulative and in addition to those granted to the Trustee or the Mortgagee under any other provision of this Mortgage or under any other Security Instrument. Written notice mailed to the Mortgagor as provided herein at least ten (10) days prior to the date of public sale of any part of the Mortgaged Property which is personal property subject to the provisions of the Applicable UCC, or prior to the date after which private sale of any such part of the Mortgaged Property will be made, shall constitute reasonable notice.

     Section 1.03 Indebtedness Secured. This Mortgage is executed and delivered by the Mortgagor to secure and enforce the following (the "Indebtedness"):

     (a) Payment of and performance of any and all indebtedness, obligations and liabilities, including interest (including, without limitation, interest accruing after the maturity of the Loans made by each Lender and interest accruing after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Obligors, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding) of the Obligors pursuant to the Credit Agreement or any other Loan Document, whether now existing or hereafter arising and being in the original principal amount of up to two hundred fifty million United States Dollars (US $250,000,000) with final maturity on or before March 31, 2003 (unless otherwise amended pursuant to the Credit Agreement).

     (b) Any sums which may be advanced or paid by the Mortgagee or any Lender under the terms hereof or of the Credit Agreement or any Loan Document on account of the failure of the Mortgagor or the Obligors, as applicable, to comply with the covenants of the Mortgagor or the Obligors, as applicable, contained herein or in the Credit Agreement or any other Loan Document; and all other indebtedness of the Mortgagor arising pursuant to the provisions of this Mortgage.

     (c) Payment of and performance of any and all present or future obligations of the Obligors and their Subsidiaries according to the terms of any present or future interest rate or currency swap, rate cap, rate floor, rate collar, forward rate agreement or other exchange or rate protection agreements or any option with respect to any such transaction now existing or hereafter entered into between any Obligor or any Subsidiary of an Obligor and any Lender (or any Affiliate of such Lender), but only to the extent that such agreements are permitted by the terms of the Credit Agreement.

     (d) Payment of and performance of any and all present or future obligations of the Obligors and their Subsidiaries according to the terms of any present or future swap agreements, cap, floor, collar, forward agreement or other exchange or protection agreements relating to crude oil, natural gas or other hydrocarbons or commodities or any option with respect to any such transaction now existing or hereafter entered into between any Obligor or any Subsidiary of an Obligor and any Lender (or any Affiliate of such Lender), but only to the extent that such agreements are permitted by the terms of the Credit Agreement.
(e) Performance of all Letter of Credit Agreements issued from time to time under or pursuant to the Credit Agreement and all reimbursement obligations for drawn or undrawn portions under any Letter of Credit now outstanding or hereafter issued under or pursuant to the Credit Agreement.

     Section 1.04 Pro Rata Benefit. This Mortgage is executed and granted for the pro rata benefit and security of the Lenders, any Person secured hereby and any and all future holders of an interest in the Indebtedness and the interest thereon for so long as same remains unpaid and thereafter for so long as any Lender or any Person secured hereby (or any Lender Affiliate) has any obligations under the Credit Agreement to lend money or issue Letters of Credit in favor of the Mortgagor or has any obligations under any Hedging Agreements (including those described in Section 1.03(c) and Section 1.03(d)) or until the Liens hereby created are released by the Mortgagee; it being understood and agreed that possession of any Note (or any replacements of any said Note) at any time by the Borrower shall not in any manner extinguish the Indebtedness, such Notes or this Mortgage securing payment thereof, and the Borrower shall have the right to issue and reissue any of the Notes from time to time as its interest or as convenience may require, without in any manner extinguishing or affecting the Indebtedness, the obligations under any of the Notes, or the security of this Mortgage.

     Section 1.05 Defined Terms. Any capitalized term used in this Mortgage and not defined in this Mortgage shall have the meaning assigned to such term in the Credit Agreement.

                                   ARTICLE II

                            ASSIGNMENT OF PRODUCTION

     Section 2.01 Assignment. To further secure the Indebtedness, the Mortgagor has absolutely and unconditionally granted, assigned, transferred and conveyed, and does hereby absolutely and unconditionally grant, assign, transfer and convey unto the Mortgagee, for its benefit and the benefit of the Lenders, any Person secured hereby and other holders of the Indebtedness, all of the Hydrocarbons and all products obtained or processed therefrom, and the revenues and proceeds now and hereafter attributable to the Hydrocarbons and said products and all payments in lieu of the Hydrocarbons such as "take or pay" payments or settlements. The Hydrocarbons and products are to be delivered into pipe lines connected with the Mortgaged Property, or to the purchaser thereof, to the credit of the Mortgagee, for its benefit and the benefit of the Lenders and other holders of the Indebtedness, free and clear of all taxes, charges, costs and expenses; and all such revenues and proceeds shall be paid directly to the Mortgagee, at its banking quarters in New York, New York, with no duty or obligation of any party paying the same to inquire into the rights of the Mortgagee to receive the same, what application is made thereof, or as to any other matter. The Mortgagor agrees to perform all such acts, and to execute all such further assignments, transfers and division orders and other instruments as may be required or desired by the Mortgagee or any party in order to have said proceeds and revenues so paid to the Mortgagee. The Mortgagee is fully authorized to receive and receipt for said revenues and proceeds; to endorse and cash any and all checks and drafts payable to the order of the Mortgagor or the Mortgagee for the account of the Mortgagor received from or in connection with said revenues or proceeds and to hold the proceeds thereof in a bank account as additional collateral securing the Indebtedness; and to execute transfer and division orders in the name of the Mortgagor, or otherwise, with warranties binding the Mortgagor. During the continuation of an Event of Default, all proceeds received by the Mortgagee pursuant to this grant and assignment shall be at the Mortgagee's sole discretion either remitted to the Mortgagor or applied as provided in Section 4.14. The Mortgagee shall not be liable for any delay, neglect or failure to effect collection of any proceeds or to take any other action in connection therewith or hereunder; but the Mortgagee shall have the right, at its election, in the name of the Mortgagor or otherwise, to prosecute and defend any and all actions or legal proceedings deemed advisable by the Mortgagee in order to collect such funds and to protect the interests of the Mortgagee and/or the Mortgagor, with all costs, expenses and attorneys' fees incurred in connection therewith being paid by the Mortgagor. The Mortgagor hereby appoints the Mortgagee as its attorney-in-fact to pursue any and all rights of the Mortgagor to liens on and security interests in the Hydrocarbons securing payment of proceeds of runs attributable to the Hydrocarbons. In addition to the rights granted to Trustee and/or the Mortgagee in Section 1.01(f) of this Mortgage, the Mortgagor hereby further grants, transfers and assigns to the Mortgagee any and all such liens, security interests, financing statements or similar interests of the Mortgagor attributable to its interest in the Hydrocarbons and proceeds of runs therefrom arising under or created by said statutory provision, judicial decision or otherwise. The power of attorney granted to the Mortgagee in this Section 2.01, being coupled with an interest, shall be irrevocable so long as the Indebtedness or any part thereof remains unpaid. Until such time as an Event of Default has occurred and is continuing, the Mortgagee hereby grants to the Mortgagor a license to sell, receive and receipt for proceeds from the sale of Hydrocarbons, which license shall automatically terminate upon such Event of Default and for so long as the same continues.

     Section 2.02 Rights Under Texas Act. The Mortgagor hereby grants, sells, assigns, sets over and mortgages unto the Mortgagee during the term hereof, all of the Mortgagor's rights and interests pursuant to the provisions of (S).9.343 Applicable UCC, hereby vesting in the Mortgagee all of the Mortgagor's rights as an interest owner to the continuing security interest in and lien upon the Mortgaged Property.

     Section 2.03 No Modification of Payment Obligations. Nothing herein contained shall modify or otherwise alter the obligation of the Borrower, the other Obligor or the Mortgagor to make prompt payment of all principal and interest owing on the Indebtedness when and as the same become due regardless of whether the proceeds of the Hydrocarbons are sufficient to pay the same, and the rights provided in accordance with the foregoing assignment provision shall be cumulative of all other security of any and every character now or hereafter existing to secure payment of the Indebtedness.

                                  ARTICLE III

                    REPRESENTATIONS, WARRANTIES AND COVENANTS

     The Mortgagor hereby represents, warrants and covenants as follows:

     Section 3.01 Title. To the extent of the undivided interests specified for the wells on attached Exhibit A, the Mortgagor has good and defensible title to and is possessed of the Mortgaged Property. The Mortgaged Property is free of any and all Liens except Liens permitted to be placed on the Mortgaged Properties under Section 9.03 of the Credit Agreement (collectively, the "Permitted Encumbrances").

     Section 3.02 Defend Title. This Mortgage is, and always will be kept, a direct first priority lien and security interest upon the Mortgaged Property subject only to the Permitted Encumbrances, and the Mortgagor will not create or suffer to be created or permit to exist any lien, security interest or charge prior or junior to or on a parity with the lien and security interest of this Mortgage upon the Mortgaged Property or any part thereof or upon the rents, issues, revenues, profits and other income therefrom other than the Permitted Encumbrances. The Mortgagor will warrant and defend the title to the Mortgaged Property against the claims and demands of all other persons whomsoever and will maintain and preserve the lien created hereby so long as any of the Indebtedness secured hereby remains unpaid. Should an adverse claim be made against or a cloud develop upon the title to any part of the Mortgaged Property other than Permitted Encumbrances, the Mortgagor agrees it will immediately defend against such adverse claim or take appropriate action to remove such cloud at the Mortgagor's cost and expense, and the Mortgagor further agrees that Trustee and/or the Mortgagee may take such other action as they deem advisable to protect and preserve their interests in the Mortgaged Property, and in such event the Mortgagor will indemnify Trustee and the Mortgagee against any and all costs, attorney's fees and other expenses which they may incur in defending against any such adverse claim or taking action to remove any such cloud.

     Section 3.03 Not a Foreign Person. The Mortgagor is not a "foreign person" within the meaning of the Code, Sections 1445 and 7701 (i.e. the Mortgagor is not a non-resident alien, foreign corporation, foreign partnership, foreign trust or foreign estate as those terms are defined in the Code and any regulations promulgated thereunder).

     Section 3.04 Power to Create Lien and Security. The Mortgagor has full power and lawful authority to grant, bargain, sell, assign, transfer, mortgage and convey a security interest in all of the Mortgaged Property in the manner and form herein provided. No authorization, approval, consent or waiver of any lessor, sublessor, Governmental Authority or other party or parties whomsoever is required in connection with the execution and delivery by the Mortgagor of this Mortgage except to the extent the approval or consent of the Department of the Interior,

United States of America or similar Governmental Authority, as the case may be, is required by applicable law or regulation to the transfer or assignment of an interest in any of the Mortgaged Property.

     Section 3.05 Revenue and Cost Bearing Interest. The Mortgagor's ownership of the Hydrocarbon Property and the undivided interests therein as specified for the wells on attached Exhibit A will, after giving full effect to all Permitted Encumbrances, afford the Mortgagor not less than those net interests (expressed as a fraction, percentage or decimal) in the production from or which is allocated to such wells specified as Net Revenue Interest or NRI on attached Exhibit A and will cause the Mortgagor to bear not more than that portion (expressed as a fraction, percentage or decimal), specified as Working Interest or WI on attached Exhibit A, of the costs of drilling, developing and operating the wells identified on Exhibit A except to the extent of any proportionate corresponding increase in the Net Revenue Interest.

     Section 3.06 Rentals Paid; Leases in Effect. All rentals and royalties due and payable in accordance with the terms of any leases or subleases comprising a part of the Hydrocarbon Property have been duly paid or provided for, and all leases or subleases comprising a part of the Hydrocarbon Property are in full force and effect.

     Section 3.07 Operation By Third Parties. All or portions of the Mortgaged Property may be comprised of interests in the Hydrocarbon Property which are other than working interests or which may be operated by a party or parties other than the Mortgagor and with respect to all or any such interests and properties as may be comprised of interests other than working interests or which may be operated by parties other than the Mortgagor, the Mortgagor's covenants as expressed in this Article III are modified to require that the Mortgagor use its reasonable efforts to obtain compliance with such covenants by the working interest owners or the operator or operators of such leases or properties.

     Section 3.08 Abandon, Sales. The Mortgagor will not sell, lease, assign, transfer or otherwise dispose or abandon any of the Mortgaged Property except as permitted by the Credit Agreement.

     Section 3.09 Failure to Perform. The Mortgagor agrees that if the Mortgagor fails to perform any act or to take any action which the Mortgagor is required to perform or take hereunder or pay any money which the Mortgagor is required to pay hereunder, each of the Mortgagee and Trustee, in the Mortgagor's name or its or their own name, may, but shall not be obligated to, perform or cause to perform such act or take such action or pay such money, and any reasonable expenses so incurred by either of them and any money so paid by either of them shall be a demand obligation owing by the Mortgagor to the Mortgagee or Trustee, as the case may be, and each of the Mortgagee and Trustee, upon making such payment, shall be subrogated to all of the rights of the Person receiving such payment. Each amount due and owing by the Mortgagor to each of the Mortgagee and Trustee pursuant to this Mortgage shall bear interest from the date of such expenditure or payment to such Person until paid at the Post-Default Rate, and all such amounts together with such interest thereon shall be a part of the Indebtedness described in Section 1.03 hereof.

                                   ARTICLE IV

                               RIGHTS AND REMEDIES

     Section 4.01 Event of Default. An "Event of Default" under the Credit Agreement shall be an Event of Default under this Mortgage.

     Section 4.02 Foreclosure and Sale. (a) If an Event of Default shall occur and be continuing, the Mortgagee shall have the right and option to proceed with foreclosure by directing Trustee, or his successors or substitutes in trust, to proceed with foreclosure and to sell, to the extent permitted by law, all or any portion of the Mortgaged Property at one or more sales, as an entirety or in parcels, at such place or places in otherwise such manner and upon such notice as may be required by law, or, in the absence of any such requirement, as the Mortgagee may deem appropriate, and to make conveyance to the purchaser or purchasers. Where the Mortgaged Property is situated in more than one jurisdiction, notice as above provided shall be posted and filed in all such jurisdictions (if such notices are required by law), and all such Mortgaged Property may be sold in any such jurisdiction and any such notice shall designate the jurisdiction where such Mortgaged Property is to be sold. Nothing contained in this Error! Reference source not found. shall be construed so as to limit in any way Trustee's rights to sell the Mortgaged Property, or any portion thereof, by private sale if, and to the extent that, such private sale is permitted under the laws of the applicable jurisdiction or by public or private sale after entry of a judgment by any court of competent jurisdiction so ordering. The Mortgagor hereby irrevocably appoints Trustee to be the attorney of the Mortgagor and in the name and on behalf of the Mortgagor to execute and deliver any deeds, transfers, conveyances, assignments, assurances and notices which the Mortgagor ought to execute and deliver and do and perform any and all such acts and things which the Mortgagor ought to do and perform under the covenants herein contained and generally, to use the name of the Mortgagor in the exercise of all or any of the powers hereby conferred on Trustee. At any such sale: (i) whether made under the power herein contained or any other legal enactment, or by virtue of any judicial proceedings or any other legal right, remedy or recourse, it shall not be necessary for Trustee to have physically present, or to have constructive possession of, the Mortgaged Property (the Mortgagor hereby covenanting and agreeing to deliver to Trustee any portion of the Mortgaged Property not actually or constructively possessed by Trustee immediately upon demand by Trustee) and the title to and right of possession of any such property shall pass to the purchaser thereof as completely as if the same had been actually present and delivered to purchaser at such sale, (ii) each instrument of conveyance executed by Trustee shall contain a general warranty of title, binding upon the Mortgagor and its successors and assigns,
(iii) each and every recital contained in any instrument of conveyance made by Trustee shall conclusively establish the truth and accuracy of the matters recited therein, including, without limitation, nonpayment of the Indebtedness, advertisement and conduct of such sale in the manner provided herein and otherwise by law and appointment of any successor Trustee hereunder, (iv) any and all prerequisites to the validity thereof shall be conclusively presumed to have been performed, (v) the receipt of Trustee or of such other party or officer making the sale shall be a sufficient discharge to the purchaser or purchasers for its purchase money and no such purchaser or purchasers, or its assigns or personal representatives, shall thereafter be obligated to see to the application of such purchase money, or be in any way answerable for any loss, misapplication or nonapplication thereof, (vi) to the fullest extent permitted by law, the Mortgagor shall be completely and irrevocably divested of all of its right, title, interest, claim and demand whatsoever, either at law or in equity, in and to the property sold and such sale shall be a perpetual bar both at law and in equity against the Mortgagor, and against any and all other persons claiming or to claim the property sold or any part thereof, by, through or under the Mortgagor, and (vii) to the extent and under such circumstances as are permitted by law, the Mortgagee may be a purchaser at any such sale, and shall have the right, after paying or accounting for all costs of said sale or sales, to credit the amount of the bid upon the amount of the Indebtedness (in the order of priority set forth in Section 4.14) in lieu of cash payment.

     (b) If an Event of Default shall occur and be continuing, this Mortgage may be foreclosed as to the Mortgaged Properties, or any part thereof, in any manner permitted by applicable law.

     (c) In the event the Mortgagee elects to dispose of the Mortgaged Property through more than one sale, the Mortgagor agrees to pay the costs and expenses of each such sale and of any judicial proceedings wherein the same may be made, including reasonable compensation to the Mortgagee, its agents and counsel, and to pay all expenses, liabilities and advances made or incurred by the Mortgagee with such sale or sales, together with interest on all such advances made by the Mortgagee at the Post-Default Rate. No such sale shall terminate or otherwise affect the Lien of this Mortgage on any part of the Mortgaged Property not sold until all Indebtedness secured hereby has been fully paid.

     Section 4.03 Substitute Trustees and Agents. Trustee or his successor or substitute may appoint or delegate any one or more persons as agent to perform any act or acts necessary or incident to any sale held by Trustee, including the posting of notices and the conduct of sale, but in the name and on behalf of Trustee, his successor or substitute. If Trustee or his successor or substitute shall have given notice of sale hereunder, any successor or substitute trustee thereafter appointed may complete the sale and the conveyance of the property pursuant thereto as if such notice had been given by the successor or substitute trustee conducting the sale.

     Section 4.04 Judicial Foreclosure; Receivership. If any of the Indebtedness shall become due and payable and shall not be promptly paid, Trustee or the Mortgagee shall have the right and power to proceed by a suit or suits in equity or at law, whether for the specific performance of any covenant or agreement herein contained or in aid of the execution of any power herein granted, or for any foreclosure hereunder or for the sale of the Mortgaged Property under the judgment or decree of any court or courts of competent jurisdiction, or for the appointment of a receiver pending any foreclosure hereunder or the sale of the Mortgaged Property under the order of a court or courts of competent jurisdiction or under executory or other legal process, or for the enforcement of any other appropriate legal or equitable remedy. Any money advanced by Trustee and/or the Mortgagee in connection with any such receivership shall be a demand obligation (which obligation the Mortgagor hereby expressly promises to pay) owing by the Mortgagor to the Trustee and/or the Mortgagee and shall bear interest from the date of making such advance by Trustee and/or the Mortgagee until paid at the Post-Default Rate.

     Section 4.05 Foreclosure for Installments. The Mortgagee shall also have the option to proceed with foreclosure in satisfaction of any installments of the Indebtedness which have not been paid when due either through the courts or by directing Trustee or his successors in trust to proceed with foreclosure in satisfaction of the matured but unpaid portion of the Indebtedness as if under a full foreclosure, conducting the sale as herein provided and without declaring the entire principal balance and accrued interest due; such sale may be made subject to the unmatured portion of the Indebtedness, and any such sale shall not in any manner affect the unmatured portion of the Indebtedness, but as to such unmatured portion of the Indebtedness this Mortgage shall remain in full force and effect just as though no sale had been made hereunder. It is further agreed that several sales may be made hereunder without exhausting the right of sale for any unmatured part of the Indebtedness, it being the purpose hereof to provide for a foreclosure and sale of the security for any matured portion of the Indebtedness without exhausting the power to foreclose and sell the Mortgaged Property for any subsequently maturing portion of the Indebtedness.

     Section 4.06 Separate Sales. The Mortgaged Property may be sold in one or more parcels and in such manner and order as the Mortgagee, in its sole discretion, may elect, it being expressly understood and agreed that the right of sale arising out of any Event of Default shall not be exhausted by any one or more sales.

     Section 4.07 Possession of the Mortgaged Property. The Mortgagor agrees to the full extent that it lawfully may, that, in case one or more of the Events of Default shall have occurred and shall not have been remedied, then, and in every such case, Trustee or the Mortgagee shall have the right and power to enter into and upon and take possession of all or any part of the Mortgaged Property in the possession of the Mortgagor, its successors or assigns, or its or their agents or servants, and may exclude the Mortgagor, its successors or assigns, and all persons claiming under the Mortgagor, and its or their agents or servants wholly or partly therefrom; and, holding the same, Trustee may use, administer, manage, operate and control the Mortgaged Property and conduct the business thereof to the same extent as the Mortgagor, its successors or assigns, might at the time do and may exercise all rights and powers of the Mortgagor, in the name, place and stead of the Mortgagor, or otherwise as Trustee shall deem best. All reasonable and customary costs, expenses and liabilities of every character incurred by Trustee and/or the Mortgagee in administering, managing, operating, and controlling the Mortgaged Property shall constitute a demand obligation (which obligation the Mortgagor hereby expressly promises to pay) owing by the Mortgagor to Trustee and/or the Mortgagee and shall bear interest from the date of expenditure until paid at the Post-Default Rate, all of which shall constitute a portion of the Indebtedness and shall be secured by this Mortgage and all other Security Instruments.

     Section 4.08 Occupancy After Foreclosure. In the event there is a foreclosure sale hereunder and at the time of such sale the Mortgagor or the Mortgagor's heirs, devisees, representatives, successors or assigns or any other person claiming any interest in the Mortgaged Property by, through or under the Mortgagor, are occupying or using the Mortgaged Property or any part thereof, each and all shall immediately become the tenant of the purchaser at such sale, which tenancy shall be a tenancy from day to day, terminable at the will of either the landlord or tenant, or at a reasonable rental per day based upon the value of the property occupied, such rental to be due daily to the purchaser; to the extent permitted by applicable law, the purchaser at such sale shall, notwithstanding any language herein apparently to the contrary, have the sole option to demand immediate possession following the sale or to permit the occupants to remain as tenants at will. In the event the tenant fails to surrender possession of said property upon demand, the purchaser shall be entitled to institute and maintain a summary action for possession of the Mortgaged Property (such as an action for forcible entry and detainer) in any court having jurisdiction.

     Section 4.09 Remedies Cumulative, Concurrent and Nonexclusive. Every right, power and remedy herein given to Trustee or the Mortgagee shall be cumulative and in addition to every other right, power and remedy herein specifically given or now or hereafter existing in equity, at law or by statute (including specifically those granted by the Applicable UCC in effect and applicable to the Mortgaged Property or any portion thereof) each and every right, power and remedy whether specifically herein given or otherwise existing may be exercised from time to time and so often and in such order as may be deemed expedient by the Trustee or the Mortgagee, and the exercise, or the beginning of the exercise, of any such right, power or remedy shall not be deemed a waiver of the right to exercise, at the same time or thereafter any other right, power or remedy. No delay or omission by Trustee or the Mortgagee in the exercise of any right, power or remedy shall impair any such right, power or remedy or operate as a waiver thereof or of any other right, power or remedy then or thereafter existing.

     Section 4.10 No Release of Obligations. Neither the Mortgagor, Obligors, any Guarantor nor any other Person hereafter obligated for payment of all or any part of the Indebtedness shall be relieved of such obligation by reason of (a) the failure of Trustee to comply with any request of the Mortgagor, Obligors, or any Guarantor or any other Person so obligated to foreclose the lien of this Mortgage or to enforce any provision hereunder or under the Credit Agreement;
(b) the release, regardless of consideration, of the Mortgaged Property or any portion thereof or interest therein or the addition of any other property to the Mortgaged Property; (c) any agreement or stipulation between any subsequent owner of the Mortgaged Property and the Mortgagee extending, renewing, rearranging or in any other way modifying the terms of this Mortgage without first having obtained the consent of, given notice to or paid any consideration to the Mortgagor, Obligors, any Guarantor or such other Person, and in such event the Mortgagor, Obligors, Guarantor and all such other Persons shall continue to be liable to make payment according to the terms of any such extension or modification agreement unless expressly released and discharged in writing by the Mortgagee; or (d) by any other act or occurrence save and except the complete payment of the Indebtedness and the complete fulfillment of all obligations hereunder.

     Section 4.11 Release of and Resort to Collateral. The Mortgagee may release, regardless of consideration, any part of the Mortgaged Property without, as to the remainder, in any way impairing, affecting, subordinating or releasing the lien or security interest created in or evidenced by this Mortgage or its stature as a first and prior lien and security interest in and to the Mortgaged Property, and without in any way releasing or diminishing the liability of any person or entity liable for the repayment of the Indebtedness. For payment of the Indebtedness, the Mortgagee may resort to any other security therefor held by the Mortgagee or Trustee in such order and manner as the Mortgagee may elect.

     Section 4.12 Waiver of Redemption, Notice and Marshalling of Assets, Etc. To the fullest extent permitted by law, the Mortgagor hereby irrevocably and unconditionally waives and releases (a) all benefits that might accrue to the Mortgagor by virtue of any present or future moratorium law or other law exempting the Mortgaged Property from attachment, levy or sale on execution or providing for any appraisement, valuation, stay of execution, exemption from civil process, redemption or extension of time for payment; (b) all notices of any Event of Default or of the Mortgagee's intention to accelerate maturity of the Indebtedness or of Trustee's election to exercise or his actual exercise of any right, remedy or recourse provided for hereunder or under the Credit Agreement; and (c) any right to a marshalling of assets or a sale in inverse order of alienation. If any law referred to in this Mortgage and now in force, of which the Mortgagor or its successor or successors might take advantage despite the provisions hereof, shall hereafter be repealed or cease to be in force, such law shall thereafter be deemed not to constitute any part of the contract herein contained or to preclude the operation or application of the provisions hereof; provided, however, that if the laws of any state do not permit the redemption period to be waived, the redemption period is specifically reduced to the minimum amount of time allowable by statute.

     Section 4.13 Discontinuance of Proceedings. In case the Mortgagee shall have proceeded to invoke any right, remedy or recourse permitted hereunder or under the Credit Agreement and shall thereafter elect to discontinue or abandon same for any reason, the Mortgagee shall have the unqualified right so to do and, in such an event, the Mortgagor and the Mortgagee shall be restored to their former positions with respect to the Indebtedness, this Mortgage, the Credit Agreement, the Mortgaged Property and otherwise, and the rights, remedies, recourses and powers of the Mortgagee shall continue as if same had never been invoked.

     Section 4.14 Application of Proceeds. The proceeds of any sale of the Mortgaged Property or any part thereof and all other monies received by Trustee or the Mortgagee in any proceedings for the enforcement hereof or otherwise, whose application has not elsewhere herein been specifically provided for, shall be applied:

     (a) First, to the payment of all reasonable expenses incurred by Trustee or the Mortgagee incident to the enforcement of this Mortgage, the Credit Agreement or any of the Indebtedness (including, without limiting the generality of the foregoing, expenses of any entry or taking of possession, of any sale, of advertisement thereof, and of conveyances, and court costs, compensation of agents and employees, legal fees and a reasonable commission to Trustee acting), and to the payment of all other reasonable charges, expenses, liabilities and advances incurred or made by Trustee or the Mortgagee under this Mortgage or in executing any trust or power hereunder;

     (b) Second, as set forth in Section 10.02 of the Credit Agreement.

     Section 4.15 Resignation of Operator. In addition to all rights and remedies under this Mortgage, at law and in equity, if any Event of Default shall occur and Trustee or the Mortgagee shall exercise any remedies under this Mortgage with respect to any portion of the Mortgaged Property (or the Mortgagor shall transfer any Mortgaged Property "in lieu of" foreclosure) whereupon the Mortgagor is divested of its title to the Mortgaged Property, the Mortgagee or the Trustee shall have the right to request that any operator of any Mortgaged Property which is either the Mortgagor or any Affiliate of the Mortgagor to resign as operator under the joint operating agreement applicable thereto, and no later than 60 days after receipt by the Mortgagor of any such request, the Mortgagor shall resign (or cause such other party to resign) as operator of such Mortgaged Property.

     Section 4.16 Indemnity. In connection with any action taken by Trustee, the Mortgagee, any Person secured hereby and/or any Lender pursuant to this Mortgage, Trustee and/or the Mortgagee and their officers, directors, employees, representatives, agents, attorneys, accountants and experts ("Indemnified Parties") shall not be liable for any loss sustained by the Mortgagor resulting from an assertion that the Mortgagee has received funds from the production of Hydrocarbons claimed by third persons or any act or omission of any Indemnified Party in administering, managing, operating or controlling the Mortgaged Property INCLUDING SUCH LOSS WHICH MAY RESULT FROM THE ORDINARY NEGLIGENCE OR STRICT LIABILITY OF AN INDEMNIFIED PARTY unless such loss is caused by the willful misconduct or gross negligence of an Indemnified Party, nor shall Trustee, the Mortgagee, any Person secured hereby and/or any Lender be obligated to perform or discharge any obligation, duty or liability of the Mortgagor. The Mortgagor shall and does hereby agree to indemnify each Indemnified Party for, and to hold each Indemnified Party harmless from, any and all liability, loss or damage which may or might be incurred by any Indemnified Party by reason of this Mortgage or the exercise of rights or remedies hereunder INCLUDING SUCH LOSS WHICH MAY RESULT FROM THE ORDINARY NEGLIGENCE OR STRICT LIABILITY OF AN INDEMNIFIED PARTY other than liability, loss or damage caused by the willful misconduct or gross negligence of an Indemnified Party; should Trustee, the Mortgagee, any Person secured hereby and/or any Lender make any expenditure on account of any such liability, loss or damage, the amount thereof, including costs, expenses and reasonable attorneys' fees, shall be a demand obligation (which obligation the Mortgagor hereby expressly promises to pay) owing by the Mortgagor to Trustee, the Mortgagee, any Person secured hereby and/or any Lender and shall bear interest from the date expended until paid at the Post-Default Rate, shall be a part of the Indebtedness and shall be secured by this Mortgage and any other Security Instrument. The Mortgagor hereby assents to, ratifies and confirms any and all actions of Trustee, the Mortgagee, any Person secured hereby and/or any Lenders with respect to the Mortgaged Property taken under and in compliance with the terms of this Mortgage. THE FOREGOING INDEMNITIES SHALL EXTEND TO THE INDEMNIFIED PARTIES NOTWITHSTANDING THE SOLE OR CONCURRENT NEGLIGENCE OF EVERY KIND OR CHARACTER WHATSOEVER, WHETHER ACTIVE OR PASSIVE, WHETHER AN AFFIRMATIVE ACT OR AN OMISSION, INCLUDING WITHOUT LIMITATION, ALL TYPES OF NEGLIGENT CONDUCT IDENTIFIED IN THE RESTATEMENT (SECOND) OF TORTS OF ONE OR MORE OF THE INDEMNIFIED PARTIES OR BY REASON OF STRICT LIABILITY IMPOSED WITHOUT FAULT ON ANY ONE OR MORE OF THE INDEMNIFIED PARTIES. TO THE EXTENT THAT AN INDEMNIFIED PARTY IS FOUND TO HAVE COMMITTED AN ACT OF GROSS NEGLIGENCE OR WILLFUL MISCONDUCT, THIS CONTRACTUAL OBLIGATION OF INDEMNIFICATION SHALL CONTINUE BUT SHALL ONLY EXTEND TO THE PORTION OF THE CLAIM THAT IS DEEMED TO HAVE OCCURRED BY REASON OF EVENTS OTHER THAN THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF THE INDEMNIFIED PARTY. THE LIABILITIES OF THE MORTGAGOR AS SET FORTH IN THIS SECTION 4.16 SHALL SURVIVE THE TERMINATION OF THIS MORTGAGE.

                                    ARTICLE V

                                   THE TRUSTEE

     Section 5.01 Duties, Rights, and Powers of Trustee. It shall be no part of the duty of Trustee to see to any recording, filing or registration of this Mortgage or any other instrument in addition or supplemental thereto, or to give any notice thereof, or to see to the payment of or be under any duty in respect of any tax or assessment or other governmental charge which may be levied or assessed on the Mortgaged Property, or any part thereof, or against the Mortgagor, or to see to the performance or observance by the Mortgagor of any of the covenants and agreements contained herein. Trustee shall not be responsible for the execution, acknowledgment or validity of this Mortgage or of any instrument in addition or supplemental hereto or for the sufficiency of the security purported to be created hereby, and makes no representation in respect thereof or in respect of the rights of the Mortgagee. Trustee shall have the right to advise with counsel upon any matters arising hereunder and shall be fully protected in relying as to legal matters on the advice of counsel. Trustee shall not incur any personal liability hereunder except for Trustee's own willful misconduct; and Trustee shall have the right to rely on any instrument, document or signature authorizing or supporting any action taken or proposed to be taken by Trustee hereunder, believed by Trustee in good faith to be genuine.

     Section 5.02 Successor Trustee. Trustee may resign by written notice addressed to the Mortgagee or be removed at any time with or without cause by an instrument in writing duly executed on behalf of the Mortgagee. In case of the death, resignation or removal of the Trustee, a successor trustee may be appointed by the Mortgagee by instrument of substitution complying with any applicable requirements of law, or, in the absence of any such requirement, without other formality than appointment and designation in writing. Written notice of such appointment and designation shall be given by the Mortgagee to the Mortgagor, but the validity of any such appointment shall not be impaired or affected by failure to give such notice or by any defect therein. Such appointment and designation shall be full evidence of the right and authority to make the same and of all the facts therein recited, and, upon the making of any such appointment and designation, this Mortgage shall vest in the successor trustee all the estate and title in and to all of the Mortgaged Property, and the successor trustee shall thereupon succeed to all of the rights, powers, privileges, immunities and duties hereby conferred upon Trustee named herein, and one such appointment and designation shall not exhaust the right to appoint and designate a successor trustee hereunder but such right may be exercised repeatedly as long as any Indebtedness remains unpaid hereunder. To facilitate the administration of the duties hereunder, the Mortgagee may appoint multiple trustees to serve in such capacity or in such jurisdictions as the Mortgagee may designate.

     Section 5.03 Retention of Moneys. All moneys received by Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated in any manner from any other moneys (except to the extent required by law), and Trustee shall be under no liability for interest on any moneys received by him hereunder.

                                   ARTICLE VI

                                  MISCELLANEOUS

     Section 6.01 Instrument Construed as Mortgage, Etc. With respect to any portions of the Mortgaged Property located in any state or other jurisdiction the laws of which do not provide for the use or enforcement of a deed of trust or the office, rights and authority of Trustee as herein provided, the general language of conveyance hereof to Trustee is intended and the same shall be construed as words of mortgage unto and in favor of the Mortgagee and the rights and authority granted to the Trustee herein may be enforced and asserted by the Mortgagee in accordance with the laws of the jurisdiction in which such portion of the Mortgaged Property is located and the same may be foreclosed at the option of the Mortgagee as to any or all such portions of the Mortgaged Property in any manner permitted by the laws of the jurisdiction in which such portions of the Mortgaged Property is situated. This Mortgage may be construed as a mortgage, deed of trust, chattel mortgage, conveyance, assignment, security agreement, pledge, financing statement, hypothecation or contract, or any one or more of them, in order fully to effectuate the lien hereof and the purposes and agreements herein set forth.

     Section 6.02 Release of Mortgage; Release Upon Partial Payment. If all Indebtedness secured hereby shall be paid, no Letters of Credit are outstanding, the Hedging Agreements secured hereby are terminated and the Credit Agreement and the Aggregate Commitments thereunder terminated, the Mortgagee shall forthwith cause satisfaction and discharge of this Mortgage to be entered upon the record at the expense of the Mortgagor and shall execute and deliver or cause to be executed and delivered such instruments of satisfaction and reassignment as may be appropriate. Otherwise, this Mortgage shall remain and continue in full force and effect.

     Section 6.03 Severability. If any provision hereof is invalid or unenforceable in any jurisdiction, the other provisions hereof shall remain in full force and effect in such jurisdiction and the remaining provisions hereof shall be liberally construed in favor of Trustee and the Mortgagee in order to effectuate the provisions hereof, and the invalidity or unenforceability of any provision hereof in any jurisdiction shall not affect the validity or enforceability of any such provision in any other jurisdiction.

     Section 6.04 Successors and Assigns of Parties. The term "Mortgagee" as used herein shall mean and include JPMorgan Chase Bank and its successors and assigns acting as Administrative Agent for the benefit of any legal owner, holder, assignee or pledgee of any of the Indebtedness secured hereby. The terms used to designate Trustee, Mortgagee and Mortgagor shall be deemed to include the respective heirs, legal representatives, successors and assigns of such parties.

     Section 6.05 Satisfaction of Prior Encumbrance. To the extent that proceeds of the Credit Agreement are used to pay indebtedness secured by any outstanding lien, security interest, charge or prior encumbrance against the Mortgaged Property, such proceeds have been advanced by the Mortgagee at the Mortgagor's request, and the Mortgagee shall be subrogated to any and all rights, security interests and liens owned by any owner or holder of such outstanding liens, security interests, charges or encumbrances, irrespective of whether said liens, security interests, charges or encumbrances are released, and it is expressly understood that, in consideration of the payment of such other indebtedness by the Mortgagee, the Mortgagor hereby waives and releases all demands and causes of action for offsets and payments to, upon and in connection with the said indebtedness.

     Section 6.06 Subrogation of Trustee. This Mortgage is made with full substitution and subrogation of Trustee and his successors in this trust and his and their assigns in and to all covenants and warranties by others heretofore given or made in respect of the Mortgaged Property or any part thereof.

     Section 6.07 Nature of Covenants. The covenants and agreements herein contained shall constitute covenants running with the land and interests covered or affected hereby and shall be binding upon the heirs, legal representatives, successors and assigns of the parties hereto.

     Section 6.08 Notices. All notices, requests, consents, demands and other communications required or permitted hereunder shall be in writing and shall be deemed sufficiently given or furnished if delivered by registered or certified United States mail, postage prepaid, or by personal service (including express or courier service) at the addresses specified in Section 6.11 (unless changed by similar notice in writing given by the particular party whose address is to be changed). Any such notice or communication shall be deemed to have been given either at the time of personal delivery or, in the case of delivery at the address and in the manner provided herein, upon receipt; provided that, service of notice as required by the laws of any state in which portions of the Mortgaged Property may be situated shall for all purposes be deemed appropriate and sufficient with the giving of such notice.

     Section 6.09 Counterparts. This Mortgage is being executed in several counterparts, all of which are identical, except that to facilitate recordation, if the Mortgaged Property is situated in more than one county or parish, descriptions of only those portions of the Mortgaged Property located in the county or parish in which a particular counterpart is recorded shall be attached as Exhibit A thereto. An Exhibit A containing a description of all the Mortgaged Property wheresoever situated will be maintained in the offices of the Mortgagee. Each of such counterparts shall for all purposes be deemed to be an original and all such counterparts shall together constitute but one and the same instrument.

     Section 6.10 Governing Law. Insofar as permitted by otherwise applicable law, this Mortgage shall be construed under and governed by the laws of the State of Texas.

     Section 6.11 Financing Statement. This Mortgage shall be effective as a financing statement filed as a fixture filing with respect to all fixtures included within the Mortgaged Property and is to be filed or filed for record in the real estate records of each jurisdiction where any part of the Mortgaged Property are situated. This Mortgage shall also be effective as a financing statement covering minerals or the like (including oil and gas and all other substances of value which may be extracted from the ground) and accounts arising out of the sale of oil, gas and other minerals at the wellhead or minehead of wells or mines located on the properties subject to the Applicable UCC and is to be filed for record in the real estate records of each jurisdiction where any part of the Mortgaged Property is situated. In addition, the Mortgagor shall execute and deliver to the Mortgagee, upon the Mortgagee's request, any financing statements or amendments thereof or continuation statements thereto that the Mortgagee may require to perfect a security interest in said items or types of property. The Mortgagor shall pay all costs of filing such instruments. In that regard, the following information is provided:

Name of Debtor:            EEX Operating L.P.

Address of Debtor and      2500 CityWest Boulevard, Suite 1400
County of Residence:       Houston, Harris County, Texas  77042

(chief executive           Attention:  General Counsel
offices):                  Facsimile:    713-243-3359
                           Telephone:    713-243-3100

Copy to:                   __________________________________
                           __________________________________
                           __________________________________
                           Facsimile: _______________________
                           Telephone: _______________________

Principal Place of         2500 CityWest Boulevard, Suite 1400
Business of Debtor:        Houston, Texas  77042

Tax I.D. Number of
Debtor:                    75-2736124

Name of Secured Party:     JPMorgan Chase Bank,
                           as Administrative Agent

Address of Secured Party:  Loan and Agency Services
                           One Chase Manhattan Plaza, 8th Floor
                           New York, New York  10081
                           Facsimile: _______________________
                           Telephone: _______________________

Tax I.D. Number of
Secured Party:             __________________________________

Owner of Record of
Real Property:             Debtor

Collateral:                As described in Sections 1.01, 1.02, 2.01, 2.02 and
                           this 6.11.

     Section 6.12 Exculpation Provisions. EACH OF THE PARTIES HERETO SPECIFICALLY AGREES THAT IT HAS A DUTY TO READ THIS MORTGAGE; AND AGREES THAT IT IS CHARGED WITH NOTICE AND KNOWLEDGE OF THE TERMS OF THIS MORTGAGE; THAT IT HAS IN FACT READ THIS MORTGAGE AND IS FULLY INFORMED AND HAS FULL NOTICE AND KNOWLEDGE OF THE

TERMS, CONDITIONS AND EFFECTS OF THIS MORTGAGE; THAT IT HAS BEEN REPRESENTED BY INDEPENDENT LEGAL COUNSEL OF ITS CHOICE THROUGHOUT THE NEGOTIATIONS PRECEDING ITS EXECUTION OF THIS MORTGAGE; AND HAS RECEIVED THE ADVICE OF ITS ATTORNEY IN ENTERING INTO THIS MORTGAGE; AND THAT IT RECOGNIZES THAT CERTAIN OF THE TERMS OF THIS MORTGAGE RESULT IN ONE PARTY ASSUMING THE LIABILITY INHERENT IN SOME ASPECTS OF THE TRANSACTION AND RELIEVING THE OTHER PARTY OF ITS RESPONSIBILITY FOR SUCH LIABILITY. EACH PARTY HERETO AGREES AND COVENANTS THAT IT WILL NOT CONTEST THE VALIDITY OR ENFORCEABILITY OF ANY EXCULPATORY PROVISION OF THIS MORTGAGE ON THE BASIS THAT THE PARTY HAD NO NOTICE OR KNOWLEDGE OF SUCH PROVISION OR THAT THE PROVISION IS NOT "CONSPICUOUS."

     Section 6.13 References. The words "herein," "hereof," "hereunder" and other words of similar import when used in this Mortgage refer to this Mortgage as a whole, and not to any particular article, section or subsection. Any reference herein to a Section shall be deemed to refer to the applicable Section of this Mortgage unless otherwise stated herein. Any reference herein to an exhibit or schedule shall be deemed to refer to the applicable exhibit or schedule attached hereto unless otherwise stated herein.


                            [Signature pages follow.]

Executed as of _______________, 2002 (the "Effective Date").


                                  EEX OPERATING L.P.

                                  By: EEX Corporation, its general partner


                                      By: ______________________________________
                                          J. T. Leary
                                          Vice President, Finance and Treasurer



                           SIGNATURE PAGE TO MORTGAGE

                                          JPMORGAN CHASE BANK, as
                                          Administrative Agent



                                          By: __________________________________
                                              Robert C. Mertensotto
                                              Managing Director




                           SIGNATURE PAGE TO MORTGAGE

THE STATE OF TEXAS      (S)
                        (S)
COUNTY OF HARRIS        (S)

                                      TEXAS

     This instrument was acknowledged before me on __________________, 2002 by ______________________, _______________________ of EEX Operating L.P., a Texas
limited partnership, on behalf of said limited partnership.



Witness my hand and Official Seal.



                                               _________________________________
                                               Notary Public in and for the
                                               State of Texas


                                               [SEAL]

                           SIGNATURE PAGE TO MORTGAGE

THE STATE OF TEXAS         (S)
                           (S)
COUNTY OF HARRIS           (S)

                                      TEXAS

     This instrument was acknowledged before me on __________________, 2002 by ______________________, _______________________ of JPMorgan Chase Bank, a New
York state banking corporation, on behalf of said corporation.



Witness my hand and Official Seal.


                                           _____________________________________
                                           Notary Public in and for the
                                           State of Texas


                                           [SEAL]

                           SIGNATURE PAGE TO MORTGAGE

                                    EXHIBIT A

                              Hydrocarbon Property




                                    Attached

                                   Exhibit A